EXHIBIT 99.1

Brookline Bancorp Announces Second Quarter Results

Net Income of $25.2 million, EPS of $0.33

BOSTON, July 27, 2022 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $25.2 million, or $0.33 per basic and diluted share, for the second quarter of 2022, compared to net income of $24.7 million, or $0.32 per basic and diluted share, for the first quarter of 2022, and net income of $31.6 million, or $0.40 per basic and diluted share, for the second quarter of 2021.

“I am pleased to share that Brookline Bancorp maintained its consistent strong performance throughout the second quarter of 2022,” said Paul Perrault, Chairman and Chief Executive Officer of the Company. “During the quarter, we generated steady loan growth and asset quality remained strong. I am proud of our employees who work together to exemplify the Brookline Bancorp culture of providing excellent customer service and whose efforts contribute to the continued growth of our Company.”

BALANCE SHEET

Total assets at June 30, 2022 decreased $119.5 million to $8.51 billion from $8.63 billion at March 31, 2022, and increased $52.3 million from $8.46 billion at June 30, 2021. At June 30, 2022, total loans and leases were $7.3 billion, representing an increase of $68.8 million from March 31, 2022, and an increase of $271.6 million from June 30, 2021. Excluding U.S. Small Business Administration Paycheck Protection Program ("PPP") loan activity, the core loan portfolio grew $81.7 million in the second quarter compared to growth of $122.4 million in the first quarter.

Total investment securities at June 30, 2022 decreased $12.8 million to $717.8 million from $730.6 million at March 31, 2022, and increased $23.6 million from $694.2 million at June 30, 2021. Total cash and cash equivalents at June 30, 2022 decreased $203.0 million to $90.3 million from $293.3 million at March 31, 2022, and decreased $230.1 million from $320.4 million at June 30, 2021. As of June 30, 2022, total investment securities and total cash and cash equivalents represented 9.5 percent of total assets as compared to 11.9 percent and 12.0 percent as of March 31, 2022 and June 30, 2021, respectively.

Total deposits at June 30, 2022 decreased $199.9 million to $6.89 billion from $7.09 billion at March 31, 2022, and decreased $0.2 million from $6.89 billion at June 30, 2021.

Total borrowed funds at June 30, 2022 increased $85.3 million to $478.2 million from $392.9 million at March 31, 2022, and increased $115.2 million from $363.0 million at June 30, 2021.

The ratio of stockholders’ equity to total assets was 11.38 percent at June 30, 2022, as compared to 11.37 percent at March 31, 2022, and 11.49 percent at June 30, 2021. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 9.65 percent at June 30, 2022, as compared to 9.67 percent at March 31, 2022, and 9.75 percent at June 30, 2021. Tangible book value per share (non-GAAP) decreased $0.05 from $10.56 at March 31, 2022 to $10.51 at June 30, 2022, compared to $10.35 at June 30, 2021.

NET INTEREST INCOME

Net interest income increased $2.1 million to $71.9 million for the second quarter of 2022 from $69.8 million for the quarter ended March 31, 2022. The net interest margin increased 7 basis points to 3.56 percent for the three months ended June 30, 2022 from 3.49 percent for the three months ended March 31, 2022.

NON-INTEREST INCOME

Total non-interest income for the quarter ended June 30, 2022 increased $1.4 million to $6.9 million from $5.5 million for the quarter ended March 31, 2022. The increase was primarily driven by an increase of $0.9 million in loan level derivative income, net, an increase of $0.4 million in other non-interest income, and an increase of $0.2 million in deposit fees, partially offset by a decrease of $0.1 million in loan fees.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $0.2 million for the quarter ended June 30, 2022, compared to a negative provision for credit losses of $0.2 million for the quarter ended March 31, 2022. Total net charge-offs for the second quarter of 2022 were $1.2 million compared to $1.9 million in the first quarter of 2022. The decrease was primarily driven by a decrease in net charge-offs on equipment financing loans of $1.0 million, partially offset by an increase in net charge-offs on commercial loans of $0.3 million. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to 7 basis points for the second quarter of 2022 from 11 basis points for the first quarter of 2022.

The allowance for loan and lease losses represented 1.28 percent of total loans and leases at June 30, 2022, compared to 1.32 percent at March 31, 2022, and 1.52 percent at June 30, 2021.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.28 percent at June 30, 2022, a decrease from 0.35 percent at March 31, 2022. Total nonaccrual loans and leases decreased $4.7 million to $20.8 million at June 30, 2022 from $25.5 million at March 31, 2022. The ratio of nonperforming assets to total assets was 0.25 percent at June 30, 2022, a decrease from 0.31 percent at March 31, 2022. Total nonperforming assets decreased $5.2 million to $21.3 million at June 30, 2022 from $26.5 million at March 31, 2022.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2022 increased $2.4 million to $44.9 million from $42.5 million for the quarter ended March 31, 2022. The increase was primarily driven by an increase of $1.9 million in compensation and employee benefits expense, an increase of $0.5 million in other non-interest expense, and an increase of $0.5 million in merger and acquisition expense, partially offset by a decrease of $0.5 million in occupancy expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 25.2 percent for both the three and six months ended June 30, 2022 compared to 25.2 percent for the three months ended March 31, 2022 and 25.4 percent and 25.2 percent for the three and six months ended June 30, 2021.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 1.18 percent during the second quarter 2022 from 1.16 percent for the first quarter of 2022.

The annualized return on average stockholders' equity increased to 10.32 percent during the second quarter of 2022 from 9.91 percent for the first quarter of 2022. The annualized return on average tangible stockholders’ equity increased to 12.39 percent for the second quarter of 2022 from 11.84 percent for the first quarter of 2022.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.130 per share for the quarter ended June 30, 2022. The dividend will be paid on August 26, 2022 to stockholders of record on August 12, 2022.

PCSB ACQUISITION

On May 23, 2022, the Company and PCSB Financial Corporation (“PCSB”), the holding company of PCSB Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, PCSB will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Following the Merger, PCSB Bank will operate as a separate bank subsidiary of the Company. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each stockholder of PCSB will receive, for each share of PCSB common stock, at the holder’s election, either $22.00 in cash consideration or 1.3284 shares of Company common stock for each share of PCSB common stock, subject to allocation procedures to ensure that 60% of the outstanding shares of PCSB common stock will be converted into Company common stock. The consummation of the Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by PCSB’s stockholders. The Merger is currently expected to be completed in the second half of 2022.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, July 28, 2022 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://event.choruscall.com/mediaframe/webcast.html?webcastid=KE0Krf7D. To listen to the call without access to the slides, interested parties may dial 844-200-6205 (United States) or 929-526-1599 (internationally) and ask for the Brookline Bancorp, Inc. conference call (Access Code 963142). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 1-929-458-6194 (internationally) and entering the passcode: 139832.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $8.5 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank and Bank Rhode Island (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com and www.bankri.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to, general business and economic conditions on a national basis and in the local markets in which the Company operates; the Company and PCSB’s ability to achieve the synergies and value creation contemplated by the proposed acquisition; the Company and PCSB’s ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of PCSB to maintain relationships with its key partners, customers and employees, and on its operating business generally, changes in consumer behavior due to changing political business and economic conditions (including inflation) or legislative or regulatory initiatives; ongoing disruptions due to the COVID-19 pandemic and the measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations, the possibility that future credit losses may be higher than currently expected; and ongoing turbulence in capital and debt markets. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, the allowance for loan and lease losses as a percentage of total loans and leases less PPP loans, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:
Contact:	Carl M. Carlson Brookline Bancorp, Inc. Co-President and Chief Financial Officer (617) 425-5331 ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$71,867	$69,848	$71,461	$70,697	$71,106
Provision (credit) for credit losses	173	(164)	751	(3,110)	(3,331)
Non-interest income	6,928	5,529	10,699	5,586	5,910
Non-interest expense	44,871	42,487	42,909	40,922	37,966
Income before provision for income taxes	33,697	33,050	38,500	38,471	42,381
Net income	25,195	24,705	28,545	28,839	31,602

Performance Ratios:
Net interest margin (1)	3.56%	3.49%	3.52%	3.53%	3.52%
Interest-rate spread (1)	3.41%	3.31%	3.42%	3.39%	3.34%
Return on average assets (annualized)	1.18%	1.16%	1.35%	1.38%	1.48%
Return on average tangible assets (annualized) (non-GAAP)	1.21%	1.18%	1.38%	1.41%	1.51%
Return on average stockholders' equity (annualized)	10.32%	9.91%	11.56%	11.79%	13.21%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	12.39%	11.84%	13.84%	14.15%	15.92%
Efficiency ratio (2)	56.95%	56.37%	52.23%	53.64%	49.30%

Per Common Share Data:
Net income — Basic	$0.33	$0.32	$0.37	$0.37	$0.40
Net income — Diluted	0.33	0.32	0.37	0.37	0.40
Cash dividends declared	0.130	0.130	0.125	0.125	0.120
Book value per share (end of period)	12.63	12.65	12.82	12.61	12.44
Tangible book value per share (end of period) (non-GAAP)	10.51	10.56	10.73	10.51	10.35
Stock price (end of period)	13.31	15.82	16.19	15.26	14.95

Balance Sheet:
Total assets	$8,514,230	$8,633,736	$8,602,622	$8,312,649	$8,461,964
Total loans and leases	7,291,912	7,223,130	7,154,457	6,931,694	7,020,275
Total deposits	6,894,457	7,094,378	7,049,906	6,873,010	6,894,701
Total stockholders’ equity	968,496	981,935	995,342	978,452	972,252

Asset Quality:
Nonperforming assets	$21,259	$26,506	$33,177	$36,461	$34,588
Nonperforming assets as a percentage of total assets	0.25%	0.31%	0.39%	0.44%	0.41%
Allowance for loan and lease losses	$93,188	$95,463	$99,084	$102,515	$106,474
Allowance for loan and lease losses as a percentage of total loans and leases	1.28%	1.32%	1.38%	1.48%	1.52%
Net loan and lease charge-offs	$1,242	$1,947	$2,124	$1,255	$595
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.07%	0.11%	0.12%	0.07%	0.03%

Capital Ratios:
Stockholders’ equity to total assets	11.38%	11.37%	11.57%	11.77%	11.49%
Tangible stockholders’ equity to tangible assets (non-GAAP)	9.65%	9.67%	9.87%	10.01%	9.75%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$50,429	$89,032	$66,265	$28,865	$36,079
Short-term investments	39,900	204,239	261,472	210,279	284,370
Total cash and cash equivalents	90,329	293,271	327,737	239,144	320,449
Investment securities available-for-sale	717,818	730,562	720,866	732,020	694,151
Total investment securities	717,818	730,562	720,866	732,020	694,151
Allowance for investment security losses	(58)	(4)	-	-	-
Net investment securities	717,760	730,558	720,866	732,020	694,151
Loans and leases:
Commercial real estate loans	4,225,754	4,235,325	4,103,040	3,909,011	3,815,581
Commercial loans and leases	1,860,182	1,800,383	1,887,136	1,869,686	2,038,851
Consumer loans	1,205,976	1,187,422	1,164,281	1,152,997	1,165,843
Total loans and leases	7,291,912	7,223,130	7,154,457	6,931,694	7,020,275
Allowance for loan and lease losses	(93,188)	(95,463)	(99,084)	(102,515)	(106,474)
Net loans and leases	7,198,724	7,127,667	7,055,373	6,829,179	6,913,801
Restricted equity securities	35,406	29,066	28,981	28,098	31,627
Premises and equipment, net of accumulated depreciation	69,557	69,365	70,359	70,811	71,240
Right-of-use asset operating leases	18,226	19,571	20,508	21,879	22,682
Deferred tax asset	50,736	46,886	38,987	39,643	41,324
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	2,022	2,142	2,276	2,484	2,692
Other real estate owned and repossessed assets	507	990	718	601	372
Other assets	170,536	153,793	176,390	188,363	203,199
Total assets	$8,514,230	$8,633,736	$8,602,622	$8,312,649	$8,461,964
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,845,365	$1,903,331	$1,888,462	$1,816,116	$1,926,713
NOW accounts	628,791	627,904	604,097	513,032	495,598
Savings accounts	894,926	967,183	915,804	823,095	782,482
Money market accounts	2,402,992	2,432,377	2,358,306	2,393,362	2,250,651
Certificate of deposit accounts	1,006,786	1,048,036	1,117,695	1,141,861	1,178,131
Brokered deposit accounts	115,597	115,547	165,542	185,544	261,126
Total deposits	6,894,457	7,094,378	7,049,906	6,873,010	6,894,701
Borrowed funds:
Advances from the FHLBB	307,967	201,236	147,907	113,977	204,154
Subordinated debentures and notes	83,970	83,934	83,897	83,859	83,821
Other borrowed funds	86,263	107,727	125,517	69,703	75,039
Total borrowed funds	478,200	392,897	357,321	267,539	363,014
Operating lease liabilities	18,226	19,571	20,508	21,879	22,682
Mortgagors’ escrow accounts	5,771	5,780	6,296	6,455	6,231
Reserve for unfunded credits	17,511	16,305	14,794	12,736	13,142
Accrued expenses and other liabilities	131,569	122,870	158,455	152,578	189,942
Total liabilities	7,545,734	7,651,801	7,607,280	7,334,197	7,489,712
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	738,544	737,658	736,826	735,990	738,557
Retained earnings, partially restricted	372,677	357,576	342,639	323,862	304,466
Accumulated other comprehensive income	(44,977)	(29,322)	(110)	2,615	6,089
Treasury stock, at cost;
7,995,888, 7,037,464, 7,037,464, 7,034,754, and 6,536,478 shares, respectively	(98,525)	(84,718)	(84,718)	(84,684)	(77,493)
Unallocated common stock held by the Employee Stock Ownership Plan;
11,442, 18,051, 24,660, 31,278, and 37,890 shares, respectively	(75)	(111)	(147)	(183)	(219)
Total stockholders' equity	968,496	981,935	995,342	978,452	972,252
Total liabilities and stockholders' equity	$8,514,230	$8,633,736	$8,602,622	$8,312,649	$8,461,964

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$74,287	$71,721	$73,560	$74,332	$75,026
Debt securities	3,249	2,996	2,972	2,967	3,121
Marketable and restricted equity securities	337	328	325	313	233
Short-term investments	156	66	88	83	42
Total interest and dividend income	78,029	75,111	76,945	77,695	78,422
Interest expense:
Deposits	4,282	3,771	4,055	4,571	5,380
Borrowed funds	1,880	1,492	1,429	2,427	1,936
Total interest expense	6,162	5,263	5,484	6,998	7,316
Net interest income	71,867	69,848	71,461	70,697	71,106
Provision (credit) for credit losses	173	(164)	751	(3,110)	(3,331)
Provision for investment losses	54	4	-	-	-
Net interest income after provision for credit losses	71,640	70,008	70,710	73,807	74,437
Non-interest income:
Deposit fees	2,744	2,500	2,653	2,629	3,015
Loan fees	666	747	448	487	607
Loan level derivative income, net	1,615	686	3,981	218	7
Loss (gain) on investment securities, net	-	-	(32)	-	1
Gain on sales of loans and leases held-for-sale	291	344	1,933	557	538
Other	1,612	1,252	1,716	1,695	1,742
Total non-interest income	6,928	5,529	10,699	5,586	5,910
Non-interest expense:
Compensation and employee benefits	28,772	26,884	28,598	27,206	25,161
Occupancy	3,807	4,284	3,558	3,567	3,832
Equipment and data processing	4,931	5,078	4,576	4,556	4,697
Professional services	1,219	1,226	1,151	1,072	1,245
FDIC insurance	739	728	617	662	657
Advertising and marketing	1,319	1,272	880	1,077	1,110
Amortization of identified intangible assets	120	134	208	208	228
Merger and acquisition expense	535	-	-	-	-
Other	3,429	2,881	3,321	2,574	1,036
Total non-interest expense	44,871	42,487	42,909	40,922	37,966
Income before provision for income taxes	33,697	33,050	38,500	38,471	42,381
Provision for income taxes	8,502	8,345	9,955	9,632	10,779
Net income	$25,195	$24,705	$28,545	$28,839	$31,602
Earnings per common share:
Basic	$0.33	$0.32	$0.37	$0.37	$0.40
Diluted	$0.33	$0.32	$0.37	$0.37	$0.40
Weighted average common shares outstanding during the period:
Basic	77,091,013	77,617,227	77,610,608	78,000,261	78,150,364
Diluted	77,419,288	77,926,822	77,864,097	78,240,633	78,470,451
Dividends paid per common share	$0.130	$0.125	$0.125	$0.120	$0.120

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2022	2021
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$146,008	$150,035
Debt securities	6,245	6,239
Marketable and restricted equity securities	665	534
Short-term investments	222	81
Total interest and dividend income	153,140	156,889
Interest expense:
Deposits	8,053	12,087
Borrowed funds	3,372	4,587
Total interest expense	11,425	16,674
Net interest income	141,715	140,215
Provision (credit) for credit losses	9	(5,478)
Provision for investment losses	58	-
Net interest income after provision for credit losses	141,648	145,693
Non-interest income:
Deposit Fees	5,244	5,296
Loan Fees	1,413	1,160
Loan level derivative income, net	2,301	481
(Loss) gain on investment securities, net	-	(6)
Gain on sales of loans and leases held-for-sale	635	1,247
Other	2,864	2,526
Total non-interest income	12,457	10,704
Non-interest expense:
Compensation and employee benefits	55,656	50,982
Occupancy	8,091	7,836
Equipment and data processing	10,009	9,190
Professional services	2,445	2,471
FDIC insurance	1,467	1,701
Advertising and marketing	2,591	2,210
Amortization of identified intangible assets	254	460
Merger and acquisition expense	535	-
Other	6,310	3,927
Total non-interest expense	87,358	78,777
Income before provision for income taxes	66,747	77,620
Provision for income taxes	16,847	19,564
Net income	$49,900	$58,056
Earnings per common share:
Basic	$0.65	$0.74
Diluted	$0.65	$0.74
Weighted average common shares outstanding during the period:
Basic	77,352,666	78,147,076
Diluted	77,671,601	78,437,275
Dividends paid per common share	$0.255	$0.235

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$6,470	$8,313	$10,848	$10,963	$11,657
Total commercial real estate loans	6,470	8,313	10,848	10,963	11,657

Commercial	892	1,366	2,318	2,539	3,207
Equipment financing	10,183	11,685	15,014	17,655	14,872
Condominium association	71	77	84	91	97
Total commercial loans and leases	11,146	13,128	17,416	20,285	18,176

Residential mortgage	2,412	3,394	3,909	4,150	3,638
Home equity	721	680	285	461	744
Other consumer	3	1	1	1	1
Total consumer loans	3,136	4,075	4,195	4,612	4,383

Total nonaccrual loans and leases	20,752	25,516	32,459	35,860	34,216

Other repossessed assets	507	990	718	601	372
Total nonperforming assets	$21,259	$26,506	$33,177	$36,461	$34,588

Loans and leases past due greater than 90 days and still accruing	$266	$4	$1	$838	$3,154

Troubled debt restructurings on accrual	11,524	10,858	12,580	13,526	14,387
Troubled debt restructurings on nonaccrual	5,097	5,189	6,709	6,655	6,410
Total troubled debt restructurings	$16,621	$16,047	$19,289	$20,181	$20,797

Nonperforming loans and leases as a percentage of total loans and leases	0.28%	0.35%	0.45%	0.52%	0.49%
Nonperforming assets as a percentage of total assets	0.25%	0.31%	0.39%	0.44%	0.41%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$95,463	$99,084	$102,515	$106,474	$109,837
Charge-offs	(1,533)	(2,344)	(2,562)	(1,600)	(1,221)
Recoveries	291	397	438	345	626
Net charge-offs	(1,242)	(1,947)	(2,124)	(1,255)	(595)
(Credit) provision for loan and lease losses excluding unfunded commitments *	(1,033)	(1,674)	(1,307)	(2,704)	(2,768)
Allowance for loan and lease losses at end of period	$93,188	$95,463	$99,084	$102,515	$106,474

Allowance for loan and lease losses as a percentage of total loans and leases	1.28%	1.32%	1.38%	1.48%	1.52%

NET CHARGE-OFFS:
Commercial real estate loans	$(6)	$31	$-	$(1)	$17
Commercial loans and leases	1,254	1,948	2,143	1,276	695
Consumer loans	(6)	(32)	(19)	(20)	(117)
Total net charge-offs	$1,242	$1,947	$2,124	$1,255	$595

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.07%	0.11%	0.12%	0.07%	0.03%

*Provision for loan and lease losses does not include provision (credit) of $1.2 million, $1.5 million, $2.1 million, $(0.4) million, $(0.6) million, for credit losses on unfunded commitments during the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2022			March 31, 2022			June 30, 2021
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$726,374	$3,249	1.79%	$720,263	$2,996	1.66%	$721,029	$3,121	1.73%
Marketable and restricted equity securities (2)	30,461	337	4.42%	27,909	328	4.70%	34,989	233	2.67%
Short-term investments	99,905	156	0.62%	192,475	66	0.14%	234,317	42	0.07%
Total investments	856,740	3,742	1.75%	940,647	3,390	1.44%	990,335	3,396	1.37%
Loans and Leases:
Commercial real estate loans (3)	4,220,257	38,967	3.65%	4,152,414	36,027	3.47%	3,780,920	34,320	3.59%
Commercial loans (3)	695,365	7,074	4.03%	755,809	7,998	4.23%	1,115,910	13,040	4.62%
Equipment financing (3)	1,129,606	17,897	6.34%	1,105,194	18,012	6.52%	1,074,469	17,963	6.69%
Residential mortgage loans (3)	818,826	7,123	3.48%	804,939	6,992	3.47%	788,296	6,927	3.51%
Other consumer loans (3)	376,225	3,274	3.48%	366,534	2,750	3.04%	368,845	2,833	3.08%
Total loans and leases	7,240,279	74,335	4.11%	7,184,890	71,779	4.00%	7,128,440	75,083	4.21%
Total interest-earning assets	8,097,019	78,077	3.86%	8,125,537	75,169	3.70%	8,118,775	78,479	3.87%
Non-interest-earning assets	418,311			405,506			421,453
Total assets	$8,515,330			$8,531,043			$8,540,228

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$612,439	216	0.14%	$589,891	103	0.07%	$499,883	146	0.12%
Savings accounts	930,957	211	0.09%	933,173	198	0.09%	774,406	248	0.13%
Money market accounts	2,429,043	2,073	0.34%	2,416,577	1,570	0.26%	2,247,997	1,497	0.27%
Certificates of deposit	1,018,471	1,694	0.67%	1,091,729	1,848	0.69%	1,226,668	3,102	1.01%
Brokered deposit accounts	115,535	88	0.30%	132,751	52	0.16%	418,166	387	0.37%
Total interest-bearing deposits	5,106,445	4,282	0.34%	5,164,121	3,771	0.30%	5,167,120	5,380	0.42%
Borrowings
Advances from the FHLBB	183,047	489	1.06%	103,878	187	0.72%	250,102	663	1.05%
Subordinated debentures and notes	83,952	1,262	6.02%	83,915	1,244	5.93%	83,802	1,242	5.93%
Other borrowed funds	106,363	129	0.48%	130,080	61	0.19%	74,285	31	0.17%
Total borrowings	373,362	1,880	1.99%	317,873	1,492	1.88%	408,189	1,936	1.88%
Total interest-bearing liabilities	5,479,807	6,162	0.45%	5,481,994	5,263	0.39%	5,575,309	7,316	0.53%
Non-interest-bearing liabilities:
Demand checking accounts	1,886,284			1,880,039			1,785,023
Other non-interest-bearing liabilities	173,072			171,717			222,689
Total liabilities	7,539,163			7,533,750			7,583,021
Stockholders’ equity	976,167			997,293			957,207
Total liabilities and equity	$8,515,330			$8,531,043			$8,540,228
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		71,915	3.41%		69,906	3.31%		71,163	3.34%
Less adjustment of tax-exempt income		48			58			57
Net interest income		$71,867			$69,848			$71,106
Net interest margin (5)			3.56%			3.49%			3.52%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2022			June 30, 2021
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$723,336	$6,245	1.73%	$737,771	$6,239	1.69%
Marketable and restricted equity securities (2)	29,192	665	4.55%	40,302	534	2.65%
Short-term investments	145,934	222	0.30%	213,152	81	0.08%
Total investments	898,462	7,132	1.59%	991,225	6,854	1.38%
Loans and Leases:
Commercial real estate loans (3)	4,186,523	74,994	3.56%	3,783,394	68,565	3.60%
Commercial loans (3)	725,422	15,072	4.13%	1,182,498	25,786	4.34%
Equipment financing (3)	1,117,467	35,909	6.43%	1,076,741	36,006	6.69%
Residential mortgage loans (3)	811,921	14,115	3.48%	784,562	14,159	3.61%
Other consumer loans (3)	371,407	6,024	3.27%	372,198	5,628	3.05%
Total loans and leases	7,212,740	146,114	4.05%	7,199,393	150,144	4.17%
Total interest-earning assets	8,111,202	153,246	3.78%	8,190,618	156,998	3.83%
Non-interest-earning assets	411,944			436,121
Total assets	$8,523,146			$8,626,739

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$601,227	319	0.11%	$488,949	276	0.11%
Savings accounts	932,059	409	0.09%	743,738	483	0.13%
Money market accounts	2,422,845	3,643	0.30%	2,166,702	2,983	0.28%
Certificates of deposit	1,054,897	3,542	0.68%	1,277,110	7,256	1.15%
Brokered deposit accounts	124,096	140	0.23%	513,963	1,089	0.43%
Total interest-bearing deposits	5,135,124	8,053	0.32%	5,190,462	12,087	0.47%
Borrowings
Advances from the FHLBB	143,681	676	0.94%	368,661	2,033	1.10%
Subordinated debentures and notes	83,934	2,506	5.97%	83,783	2,484	5.93%
Other borrowed funds	118,156	190	0.32%	83,288	70	0.17%
Total borrowings	345,771	3,372	1.94%	535,732	4,587	1.70%
Total interest-bearing liabilities	5,480,895	11,425	0.42%	5,726,194	16,674	0.59%
Non-interest-bearing liabilities:
Demand checking accounts	1,883,179			1,714,589
Other non-interest-bearing liabilities	172,400			234,082
Total liabilities	7,536,474			7,674,865
Stockholders’ equity	986,672			951,874
Total liabilities and equity	$8,523,146			$8,626,739
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		141,821	3.36%		140,324	3.24%
Less adjustment of tax-exempt income		106			109
Net interest income		$141,715			$140,215
Net interest margin (5)			3.53%			3.45%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended June 30,		At and for the Six Months Ended June 30,
		2022	2021	2022	2021
Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Net income		$25,195	$31,602	$49,900	$58,056
Less:
Security gains (losses) (after-tax)		-	1	-	(4)
Add:
Merger and acquisition expenses (after-tax)		400	-	400	-
Operating earnings		$25,595	$31,601	$50,300	$58,060

Operating earnings per common share:
Basic		$0.33	$0.40	$0.65	$0.74
Diluted		0.33	0.40	0.65	0.74

Weighted average common shares outstanding during the period:
Basic		77,091,013	78,150,364	77,352,666	78,147,076
Diluted		77,419,288	78,470,451	77,671,601	78,437,275

Return on average assets *		1.18%	1.48%	1.17%	1.35%
Less:
Security gains (losses) (after-tax) *		-%	-%	-%	-%
Add:
Merger and acquisition expenses (after-tax) *		0.02%	-%	0.01%	-%
Operating return on average assets *		1.20%	1.48%	1.18%	1.35%

Return on average tangible assets *		1.21%	1.51%	1.19%	1.37%
Less:
Security gains (losses) (after-tax) *		-%	-%	-%	-%
Add:
Merger and acquisition expenses (after-tax) *		0.02%	-%	0.01%	-%
Operating return on average tangible assets *		1.23%	1.51%	1.20%	1.37%

Return on average stockholders' equity *		10.32%	13.21%	10.11%	12.20%
Less:
Security gains (losses) (after-tax) *		-%	-%	-%	-%
Add:
Merger and acquisition expenses (after-tax) *		0.16%	-%	0.08%	-%
Operating return on average stockholders' equity *		10.48%	13.21%	10.19%	12.20%

Return on average tangible stockholders' equity *		12.39%	15.92%	12.11%	14.73%
Less:
Security gains (losses) (after-tax) *		-%	-%	-%	-%
Add:
Merger and acquisition expenses (after-tax) *		0.20%	-%	0.10%	-%
Operating return on average tangible stockholders' equity *		12.59%	15.92%	12.21%	14.73%

* Ratios at and for the three and six months ended are annualized.

	At and for the Three Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(Dollars in Thousands)

Net income, as reported	$25,195	$24,705	$28,545	$28,839	$31,602

Average total assets	$8,515,330	$8,531,043	$8,462,231	$8,360,635	$8,540,228
Less: Average goodwill and average identified intangible assets, net	162,507	162,632	162,804	163,011	163,224
Average tangible assets	$8,352,823	$8,368,411	$8,299,427	$8,197,624	$8,377,004

Return on average tangible assets (annualized)	1.21%	1.18%	1.38%	1.41%	1.51%

Average total stockholders’ equity	$976,167	$997,293	$987,522	$978,371	$957,207
Less: Average goodwill and average identified intangible assets, net	162,507	162,632	162,804	163,011	163,224
Average tangible stockholders’ equity	$813,660	$834,661	$824,718	$815,360	$793,983

Return on average tangible stockholders’ equity (annualized)	12.39%	11.84%	13.84%	14.15%	15.92%

Total stockholders’ equity	$968,496	$981,935	$995,342	$978,452	$972,252
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	2,022	2,142	2,276	2,484	2,692
Tangible stockholders' equity	$806,047	$819,366	$832,639	$815,541	$809,133

Total assets	$8,514,230	$8,633,736	$8,602,622	$8,312,649	$8,461,964
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	2,022	2,142	2,276	2,484	2,692
Tangible assets	$8,351,781	$8,471,167	$8,439,919	$8,149,738	$8,298,845

Tangible stockholders’ equity to tangible assets	9.65%	9.67%	9.87%	10.01%	9.75%

Tangible stockholders' equity	$806,047	$819,366	$832,639	$815,541	$809,133

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	7,995,888	7,037,464	7,037,464	7,034,754	6,536,478
Unallocated ESOP shares	11,442	18,051	24,660	31,278	37,890
Unvested restricted shares	497,297	500,098	500,098	502,808	448,105
Number of common shares outstanding	76,672,545	77,621,559	77,614,950	77,608,332	78,154,699

Tangible book value per common share	$10.51	$10.56	$10.73	$10.51	$10.35

Allowance for loan and lease losses	$93,188	$95,463	$99,084	$102,515	$106,474

Total loans and leases	$7,291,912	$7,223,130	$7,154,457	$6,931,694	$7,020,275
Less:
Total PPP loans	1,138	14,013	67,711	160,586	348,411
Total loans and leases excluding PPP loans	$7,290,774	$7,209,117	$7,086,746	$6,771,108	$6,671,864

Allowance for loan and lease losses as a percentage of total loans and leases less PPP loans	1.28%	1.32%	1.40%	1.51%	1.60%

A PDF accompanying this announcement is available at http://ml.globenewswire.com/Resource/Download/bdd70069-9633-40ce-a60c-0238d99a60db